ICAP FUNDS

                                                                   Annual Report

 DECEMBER 31, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCRETIONARY EQUITY PORTFOLIO
EQUITY PORTFOLIO
SELECT EQUITY PORTFOLIO
EURO SELECT EQUITY PORTFOLIO

(LOGO)
ICAP
Institutional Capital /R

                        This page intentionally left blank.

TABLE OF CONTENTS

Letter to Shareholders............................................1

Investment Highlights and Schedules of Investments
  Discretionary Equity Portfolio..................................4
  Equity Portfolio................................................8
  Select Equity Portfolio........................................12
  Euro Select Equity Portfolio...................................15

Statements of Assets and Liabilities.............................18

Statements of Operations.........................................19

Statements of Changes in Net Assets
  Discretionary Equity Portfolio.................................20
  Equity Portfolio...............................................21
  Select Equity Portfolio........................................22
  Euro Select Equity Portfolio...................................23

Financial Highlights
  Discretionary Equity Portfolio.................................24
  Equity Portfolio...............................................25
  Select Equity Portfolio........................................26
  Euro Select Equity Portfolio...................................27

Notes to Financial Statements....................................28

Report of Independent Accountants................................32

                        This page intentionally left blank.

December 31, 2001



(PHOTO)
                                 Robert H. Lyon
                     President and Chief Investment Officer


Dear Fellow Shareholders:

The great stock market bubble of the late 1990's continued to deflate in 2001. The S&P 500(R) Index declined nearly 12% after a decline of 9% in 2000. This was the first back-to-back decline of the S&P 500 since the demise of the "nifty fifty" stocks in 1973-74. However, the complexion of the market in December 2001 is very different than in that earlier period.

In December 1974 the stock market had made a double-bottom below 600 on the Dow Jones (the preferred benchmark in those days). Valuations were very low with single digit price/earnings ratios, high yields and the market was below its book value! Moreover, while the economic fundamentals were considerably worse than they are now, the Fed was just beginning an easing cycle and the potential for a sharp recovery was in place. This constituted a real market bottom.

Current conditions are very different. Despite the devastations of the "dot.coms" in 2000, and the unwinding of the new telecommunications stocks in 2001 (from Global Crossing to Winstar), as well as the incredible melt-down in Enron and the former mega-cap stocks such as JDS Uniphase - the stock market is hardly cheap.

The massive expansion of the broadly defined money supply, engendered by 11 interest rate cuts by the Fed during 2001, has cushioned the multi-trillion dollar decline in equity values and the worst percentage decline in corporate profits in well over 50 years. The fact is that the S&P 500 is selling at nearly 25 times operating earnings (and a much higher multiple of reported earnings). Moreover, equity capitalization as a proportion of nominal GDP is very close to its all-time high, whereas in 1974 it was close to its post 1950 low. Is this the foundation for a return to double-digit compound returns?

The U.S. economy has taken the huge collapse in technology capital spending, the synchronous downturn in other global economies and the events of 9/11 in stride. The most cyclically sensitive areas of consumer spending - housing and autos - have remained firm and have provided a bulwark for the economy.

Our own view is that the U.S. economy is set for a modest recovery beginning very soon. Inventories have been dramatically reduced, energy prices have declined substantially and both monetary policy and fiscal policy are stimulative. The yield curve is sharply positive, and the index of leading indicators has begun to improve. Consequently, despite the lack of pent-up demand for consumer durables, the drag from a strong dollar, and the absence of growth in Japan, our economy will soon be recovering.

However, after inventories are rebuilt, and despite continued low inflation (which is a powerful plus for U.S. consumers), there may not be much economic follow-thru. With low capacity utilization and lack of access to the capital markets for companies with weaker credit, capital spending is likely to be subdued for at least another year. Moreover, employment conditions continue to be negative and housing and autos are unlikely to act in their normal pro-cyclical roles. Consequently, corporate profits, after an initial bounce in 2002, may have trouble growing faster than the 5-6% trend rate of nominal GDP in the intermediate future.

What does this mean for equities? Hopefully, the market averages will post positive returns (albeit limited to the mid/high single digits) in 2002, avoiding a third consecutive down year, which has not been experienced since 1939-41. The approximately two trillion dollars of cash on the sidelines, and the low rate of return earned on that mountain of money, combined with a bottoming in profit estimates, should lead to higher equity prices.

However, the broad market averages may remain locked in trading ranges well below their old highs for some time to come. Not only are the aggregate valuation measures stretched, but several of the stock market's key groups are laboring. Nearly 50% of the S&P 500 index is composed of technology, financial, and healthcare stocks (each about 14-19% of the index). These three mega-groups all face issues in 2002:

Technology - while business may be bottoming, it is occurring at sharply reduced levels and profits, away from Microsoft and IBM, have been decimated. Valuations remain rich and competition is vicious. The tech weight in the S&P 500 is nearly 2 times the weight of tech profits in the index - indicating that the market has discounted a good portion of the eventual profit recovery for this group.

Financial - the U.S. banking system is sound, and despite the travails of sub-prime lenders and the high-yield markets, the financial system is much better off than in 1973-74, 1990-91 and even the autumn of 1998. However, credit conditions are continuing to deteriorate, and these stocks generally underperform in an economic recovery.

Healthcare - despite continuing to grow as a part of the GDP pie, this is another sector that generally does not do well once the economy begins to recover. In addition, the group's capitalization is heavily skewed toward the big pharmaceutical companies who are suffering from the twin plagues of patent expirations and possible government interference in pricing. The fact that 2002 is an election year is not a plus for this group.

So, what about the other 50% of the index? Unfortunately, a large chunk of the residual is represented by a handful of names that we feel are pretty fully priced. Just twelve more stocks, outside of the three mega-groups, represent an additional 20% of the S&P 500. These twelve include the major growth stocks GE, Wal-Mart, Home Depot, Coke, AOL, Procter & Gamble and Viacom, plus two "baby bells" and three giant oil companies. While these are all fine companies, many are experiencing decelerating growth and are generally fully-priced (especially compared to the valuation levels experienced at the stock market bottom in
1974). Given the outlook for these mega-groups and the other key index bellwethers, we feel the S&P 500 and other broad averages, will struggle to advance, and conversely, active managers selectively building portfolios will be better positioned in 2002.

Despite the adverse climate in 2001, each of the ICAP Funds' Portfolios beat their benchmarks in 2001, have three year, five year, and since inception returns that are positive, significantly above their benchmarks and rank in the top quartile of their Lipper peer groups for the periods shown in the table on the following page. The ICAP Select Equity Portfolio is ranked #1 out of the 209 funds in the Lipper Large Cap Value category for the three years ending 12/31/01!

The largest contributor to our strong relative performance in 2001 was our low weight in the very weak technology sector, and the positive performance of the technology stocks we did own (primarily IBM, EDS and Accenture). During the second half of the year we began to decrease the defensive nature of our portfolios by reducing our holdings of financial and utility stocks, while selectively adding more "early cycle" names, (McDonald's, Estee Lauder, Cendant, SPX Corporation, and Solectron), consistent with our economic outlook.

As we enter 2002 our flagship ICAP Equity Portfolio consists of a well-diversified group of holdings with an emphasis on modest valuations and strong balance sheets, but with good exposure to the type of economic recovery we foresee. Two of the largest positions in the Equity Portfolio are Citigroup and Liberty Media. The combination of value, earnings growth and management dedication to shareholder value (found in such names) is typical of the other positions in the portfolio. We also continue to favor companies where strong new management can unlock value from previously undermanaged franchises. Stocks in this category include Sears, Bank One, and Entergy.

In essence, we feel that we protected our shareholders during the demise of the asset bubble, that the U.S. economy will see improvement in 2002, that the market averages will experience a limited upside move in the coming year and that our portfolios have been thoughtfully arrayed to exploit these trends, while still having valuation metrics which could provide support for the inevitable bumps along the road. The five year average annualized return on the S&P 500 is now down to about 10%, while the three year return is -1%. Unfortunately, in a global economy with low nominal GDP and deflation, more moderate returns may be all that can be expected. In this environment ICAP 's research process will remain dedicated to ferreting out stocks with favorable risk/reward characteristics and solid catalysts for unlocking value so that we can continue to provide the consistent returns our shareholders have experienced in the past.

We appreciate your business and your continued support of the ICAP Funds.

                                                                      Sincerely,

                                                               /s/Robert H. Lyon

                                                                  Robert H. Lyon
                                          President and Chief Investment Officer

PERFORMANCE SUMMARY

                                      Annualized Returns
------------------------------------------------------------------------------------------------------------------------------------
                                             LIPPER                LIPPER              LIPPER                  LIPPER
                                             RANKING               RANKING             RANKING      SINCE      RANKING      DATE OF
                                    2001     QUARTILE   3 YEAR     QUARTILE   5 YEAR   QUARTILE   INCEPTION    QUARTILE    INCEPTION
------------------------------------------------------------------------------------------------------------------------------------

  ICAP Discretionary Equity
  Portfolio                       -2.63%       1         6.60%         1      11.41%        1         16.51%         1      12/31/94
------------------------------------------------------------------------------------------------------------------------------------
  ICAP Equity Portfolio           -0.61%       1         7.62%         1      12.39%        1         17.78%         1      12/31/94
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                  -11.89%                -1.03%                10.70%                  15.92%
------------------------------------------------------------------------------------------------------------------------------------

  ICAP Select Equity Portfolio    -1.59%       1        11.07%         1       N/A                    12.12%         1     12/31/97
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index                  -11.89%                -1.03%                 N/A                     5.66%
------------------------------------------------------------------------------------------------------------------------------------

  ICAP Euro Select Equity
   Portfolio                     -8.95%        1         1.88%        1        N/A                     7.74%         1     12/31/97
------------------------------------------------------------------------------------------------------------------------------------
  MSCI Europe Index             -19.90%                 -5.26%                 N/A                     2.25%
------------------------------------------------------------------------------------------------------------------------------------

  ICAP Funds' performance includes the reinvestment of all dividends and is net of fees and expenses. Past performance is not a guarantee of future results.

  Return and share price will fluctuate, and redemption value may be more or less than your original investment. Please read the prospectus carefully before investing. The ICAP portfolios are actively managed and the stocks mentioned may or may not be in any of the portfolios at any given time. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading. S&P 500 and MSCI Europe are registered trademarks.

  According to Lipper, Inc., the Discretionary Equity Portfolio ranked 66/308, 20/209, 25/150, and 11/104 large cap value funds and the Equity Portfolio ranked 34/308, 9/209, 12/150, and 5/104 large cap value funds for the one-, three-, five-, and since inception periods ended 12/31/01, respectively. The Select Equity Portfolio ranked 47/308, 1/209, and 3/176 large cap value funds for the one-, three-, and since inception periods ended 12/31/01, respectively. The Euro Select Equity Portfolio ranked 7/177, 16/115, and 10/76 european region funds for the one-, three-, and since inception periods ended 12/31/01, respectively. Lipper, Inc. is a nationally recognized organization that reports performance and calculates rankings for mutual funds. Each fund is ranked within a universe of funds with similar investment objectives and portfolio characteristics. Ranking is based on total returns.

DISCRETIONARY EQUITY PORTFOLIO

Investment Highlights

December 31, 2001


FUND DESCRIPTION

The Discretionary Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio may invest up to 35% of its total assets in cash and cash equivalents for any purpose, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes. The Portfolio will typically hold between 40 and 45 securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
                                                                 SINCE
                                                               INCEPTION
                                      1 YEAR    3 YEAR  5 YEAR (12/31/94)
---------------------------------------------------------------------------
DISCRETIONARY EQUITY PORTFOLIO       (2.63)%    6.60%   11.41%    16.51%

GROWTH OF $10,000



                ICAP DISCRETIONARY         S&P 500          S&P/BARRA
DATE             EQUITY PORTFOLIO           INDEX          VALUE INDEX
----             ----------------       -----------        -----------

12/31/94            10,000                 10,000             10,000
12/31/95            13,521                 13,758             13,700
12/31/96            16,976                 16,917             16,713
12/31/97            21,831                 22,560             21,725
12/31/98            24,053                 29,008             24,913
12/31/99            27,625                 35,112             28,082
12/31/00            29,924                 31,915             29,790
12/31/01            29,135                 28,122             26,301

This chart assumes an initial gross investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

DISCRETIONARY EQUITY PORTFOLIO

Schedule of Investments by Sector

December 31, 2001

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           COMMON STOCKS  96.1%

           BASIC INDUSTRIES  2.1%
35,750     Weyerhaeuser Co.                              $1,933,360
                                                         ----------

           CAPITAL SPENDING  11.0%
27,000     Caterpillar Inc.                               1,410,750
24,800     General Dynamics Corp.                         1,975,072
18,600     Northrop Grumman Corp.                         1,875,066
49,500     Republic Services, Inc.*                         988,515
61,100     Tyco International Ltd.                        3,598,790
                                                         ----------
                                                          9,848,193
                                                         ----------

           COMMUNICATIONS  5.5%
106,500    AT&T Wireless Services Inc.*                   1,530,405
 90,900    Hughes Electronics Corp.*                      1,404,405
 43,495    Verizon Communications Inc.                    2,064,273
                                                         ----------
                                                          4,999,083
                                                         ----------

           CONSUMER DURABLES  1.2%
 7,600     SPX Corp.*                                     1,040,440
                                                         ----------

           CONSUMER SERVICES  7.9%
 59,700    Cendant Corp.*                                 1,170,717
 25,686    Gannett Co., Inc.                              1,726,870
163,600    Liberty Media Corp.*                           2,290,400
 72,043    News Corp. Ltd. Class A ADR                    1,906,258
                                                         ----------
                                                          7,094,245
                                                         ----------

           CONSUMER STAPLES  10.6%
48,600     Diageo plc ADR                                 2,248,722
32,100     Estee Lauder Companies Inc.                    1,029,126
33,750     Kimberly-Clark Corp.                           2,018,250
39,400     Loews Corp.                                    2,181,972
77,300     McDonald's Corp.                               2,046,131
                                                         ----------
                                                          9,524,201
                                                         ----------

           ENERGY  8.7%
64,500     Conoco Inc.                                    1,825,350
26,000     Kerr-McGee Corp.                               1,424,800
51,188     PanCanadian Energy Corp.                       1,330,888
34,700     Phillips Petroleum Co.                         2,091,022
34,600     Transocean Sedco Forex Inc.                    1,170,172
                                                         ----------
                                                          7,842,232
                                                         ----------

See notes to financial statements.
* Non-income producing.

DISCRETIONARY EQUITY PORTFOLIO

December 31, 2001

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           FINANCIAL  22.6%
65,400     Bank One Corp.                              $  2,553,870
83,116     Citigroup Inc.                                 4,195,696
44,700     Fannie Mae                                     3,553,650
58,800     FleetBoston Financial Corp.                    2,146,200
46,750     Household International, Inc.                  2,708,695
95,700     MetLife, Inc.                                  3,031,776
48,550     Wells Fargo & Co.                              2,109,497
                                                         ----------
                                                         20,299,384
                                                         ----------

           HEALTHCARE  9.8%
41,500     Abbott Laboratories                            2,313,625
47,400     Bristol-Myers Squibb Co.                       2,417,400
48,800     HCA Inc.                                       1,880,752
60,700     Schering-Plough Corp.                          2,173,667
                                                         ----------
                                                          8,785,444
                                                         ----------

           RETAIL  5.3%
39,850     Sears, Roebuck and Co.                         1,898,454
69,900     Target Corp.                                   2,869,395
                                                         ----------
                                                          4,767,849
                                                         ----------

           TECHNOLOGY  6.3%
36,350     Electronic Data Systems Corp.                  2,491,792
80,424     Philips Electronics NV                         2,341,142
76,500     Solectron Corp.*                                 862,920
                                                         ----------
                                                          5,695,854
                                                         ----------

           TRANSPORTATION  1.0%
45,000     Canadian Pacific Railway Ltd.                    877,500
                                                         ----------

           UTILITIES  4.1%
45,800     American Electric Power Co., Inc.              1,993,674
44,100     Entergy Corp.                                  1,724,751
                                                         ----------
                                                          3,718,425
                                                         ----------

           TOTAL COMMON STOCKS
              (cost $70,997,313)                         86,426,210
                                                         ----------


See notes to financial statements.
* Non-income producing.

DISCRETIONARY EQUITY PORTFOLIO

December 31, 2001

-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                       VALUE
-------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT  5.6%

           VARIABLE RATE DEMAND DEPOSIT  5.6%
$5,071,288 UMB Bank Money Market Fiduciary             $   5,071,288
                                                       -------------

           TOTAL SHORT-TERM INVESTMENT
              (cost $5,071,288)                            5,071,288
                                                       -------------

           TOTAL INVESTMENTS  101.7%
              (cost $76,068,601)                          91,497,498

           Liabilities, less Cash and
              Other Assets (1.7)%                         (1,571,014)
                                                       -------------

           NET ASSETS  100.0%                            $89,926,484
                                                        ============


See notes to financial statements.

EQUITY PORTFOLIO

Investment Highlights

December 31, 2001


FUND DESCRIPTION

The Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio intends to be virtually fully invested in equity securities at all times. The Portfolio will typically hold between 40 and 45 securities.


Average Annual Total Returns as of December 31, 2001
                                                         SINCE
                                                       INCEPTION
                           1 YEAR    3 YEAR    5 YEAR (12/31/94)
----------------------------------------------------------------
EQUITY PORTFOLIO           (0.61)%    7.62%    12.39%   17.78%

GROWTH OF $10,000


                   ICAP EQUITY         S&P 500                 S&P/BARRA
DATE                PORTFOLIO           INDEX                VALUE INDEX
----             -------------        -----------            -----------

12/31/94            10,000              10,000                 10,000
12/31/95            13,885              13,758                 13,700
12/31/96            17,531              16,917                 16,713
12/31/97            22,630              22,560                 21,725
12/31/98            25,215              29,008                 24,913
12/31/99            29,321              35,112                 28,082
12/31/00            31,625              31,915                 29,790
12/31/01            31,433              28,122                 26,301

This chart assumes an initial gross investment of $10,000 made on 12/31/94. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

EQUITY PORTFOLIO

Schedule of Investments by Sector

December 31, 2001

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           COMMON STOCKS  96.7%

           BASIC INDUSTRIES  1.8%
400,501    Weyerhaeuser Co.                            $ 21,659,094
                                                       ------------

           CAPITAL SPENDING  10.6%
344,300    Caterpillar Inc.                              17,989,675
340,200    General Dynamics Corp.                        27,093,528
225,450    Northrop Grumman Corp.                        22,727,615
566,300    Republic Services, Inc.*                      11,309,011
795,600    Tyco International Ltd.                       46,860,840
                                                       ------------
                                                        125,980,669
                                                       ------------

           COMMUNICATIONS  6.3%
1,324,900  AT&T Wireless Services Inc.*                  19,038,813
1,296,000  Hughes Electronics Corp.*                     20,023,200
  759,835  Verizon Communications Inc.                   36,061,769
                                                       ------------
                                                         75,123,782
                                                       ------------

           CONSUMER DURABLES  1.3%
110,600    SPX Corp.*                                    15,141,140
                                                       ------------

           CONSUMER SERVICES  8.1%
841,400    Cendant Corp.*                                16,499,854
327,413    Gannett Co., Inc.                             22,011,976
2,200,900  Liberty Media Corp.*                          30,812,600
1,028,072  News Corp. Ltd. Class A ADR                   27,202,785
                                                       ------------
                                                         96,527,215
                                                       ------------

           CONSUMER STAPLES  11.1%
659,800    Diageo plc ADR                                30,528,946
444,700    Estee Lauder Companies Inc.                   14,257,082
424,941    Kimberly-Clark Corp.                          25,411,472
603,800    Loews Corp.                                   33,438,444
1,071,300  McDonald's Corp.                              28,357,311
                                                       ------------
                                                        131,993,255
                                                       ------------

           ENERGY  6.7%
804,750    Conoco Inc.                                   22,774,425
690,150    PanCanadian Energy Corp.                      17,943,900
397,150    Phillips Petroleum Co.                        23,932,259
443,800    Transocean Sedco Forex Inc.                   15,009,316
                                                       ------------
                                                         79,659,900
                                                       ------------

See notes to financial statements.
* Non-income producing.

EQUITY PORTFOLIO

December 31, 2001

-------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
-------------------------------------------------------------------------------

           FINANCIAL  22.2%
804,550    Bank One Corp.                               $31,417,678
1,139,759  Citigroup Inc.                                57,535,034
589,550    Fannie Mae                                    46,869,225
793,500    FleetBoston Financial Corp.                   28,962,750
564,414    Household International, Inc.                 32,702,147
1,174,900  MetLife, Inc.                                 37,220,832
695,250    Wells Fargo & Co.                             30,208,612
                                                       ------------
                                                        264,916,278
                                                       ------------

           HEALTHCARE  10.2%
559,150    Abbott Laboratories                           31,172,612
641,150    Bristol-Myers Squibb Co.                      32,698,650
680,100    HCA Inc.                                      26,211,054
863,550    Schering-Plough Corp.                         30,923,726
                                                       ------------
                                                        121,006,042
                                                       ------------

           RETAIL  4.9%
507,600    Sears, Roebuck and Co.                        24,182,064
846,276    Target Corp.                                  34,739,630
                                                       ------------
                                                         58,921,694
                                                       ------------

           TECHNOLOGY  8.9%
414,450    Accenture Ltd.*                               11,156,994
442,312    Electronic Data Systems Corp.                 30,320,488
188,039    International Business Machines Corp.         22,745,197
1,003,559  Philips Electronics NV                        29,213,602
1,070,600  Solectron Corp.*                              12,076,368
                                                       ------------
                                                        105,512,649
                                                       ------------

           TRANSPORTATION  1.0%
594,950    Canadian Pacific Railway Ltd.                 11,601,525
                                                       ------------


           UTILITIES  3.6%
549,700    American Electric Power Co., Inc.             23,928,441
495,550    Entergy Corp.                                 19,380,961
                                                       ------------
                                                         43,309,402
                                                       ------------

           TOTAL COMMON STOCKS
              (cost $977,196,646)                     1,151,352,645
                                                      -------------

See notes to financial statements.
* Non-income producing.

EQUITY PORTFOLIO

December 31, 2001

-------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                       VALUE
-------------------------------------------------------------------------------

             SHORT-TERM INVESTMENT  5.8%

             Variable Rate Demand Deposit  5.8%
$68,875,087  UMB Bank Money Market Fiduciary                $68,875,087
                                                           ------------

             Total Short-Term Investment
              (cost $68,875,087)                             68,875,087
                                                           ------------

             Total Investments  102.5%
              (cost $1,046,071,733)                       1,220,227,732

             Liabilities, less Cash and
              Other Assets  (2.5)%                         (29,321,206)
                                                           ------------

             NET ASSETS  100.0%                         $1,190,906,526
                                                        ==============

See notes to financial statements.

SELECT EQUITY PORTFOLIO

Investment Highlights

December 31, 2001


FUND DESCRIPTION

The Select Equity Portfolio invests primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Portfolio will concentrate its investments in fewer securities than the Discretionary Equity and Equity Portfolios, typically holding between 15 and 25 securities.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
                                                             SINCE
                                                           INCEPTION
                                     1 YEAR    3 YEAR     (12/31/97)
--------------------------------------------------------------------
SELECT EQUITY PORTFOLIO              (1.59)%   11.07%       12.12%

GROWTH OF $10,000


                   ICAP SELECT            S&P 500           S&P/BARRA
DATE            EQUITY PORTFOLIO           INDEX         VALUE INDEX
----            ----------------      -------------        -----------

12/31/97            10,000                10,000             10,000
12/31/98            11,533                12,858             11,467
12/31/99            14,666                15,564             12,926
12/31/00            16,058                14,146             13,713
12/31/01            15,802                12,465             12,107

This chart assumes an initial gross investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Fund's portfolio may differ significantly from the securities in the Indices. The Indices are unmanaged and therefore do not reflect the cost of portfolio management or trading.

A direct investment in any of these Indices is not possible.

SELECT EQUITY PORTFOLIO

Schedule of Investments by Sector

December 31, 2001

--------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
--------------------------------------------------------------------------------

           COMMON STOCKS  98.9%

           CAPITAL SPENDING  12.1%
 21,100    Northrop Grumman Corp.                      $  2,127,091
 72,000    Tyco International Ltd.                        4,240,800
                                                       ------------
                                                          6,367,891
                                                       ------------

           COMMUNICATIONS  4.1%
150,000    AT&T Wireless Services Inc.*                   2,155,500
                                                       ------------

           CONSUMER SERVICES  13.0%
 55,400    Cendant Corp.*                                 1,086,394
 24,000    Gannett Co., Inc.                              1,613,520
296,900    Liberty Media Corp.*                           4,156,600
                                                       ------------
                                                          6,856,514
                                                       ------------

           CONSUMER STAPLES  14.1%
 51,200    Diageo plc ADR                                 2,369,024
 57,100    Estee Lauder Companies Inc.                    1,830,626
 58,250    Loews Corp.                                    3,225,885
                                                       ------------
                                                          7,425,535
                                                       ------------

           ENERGY  8.6%
86,100     Conoco Inc.                                    2,436,630
80,173     PanCanadian Energy Corp.                       2,084,498
                                                       ------------
                                                          4,521,128
                                                       ------------

           FINANCIAL  24.9%
89,733     Citigroup Inc.                                 4,529,722
55,350     Fannie Mae                                     4,400,325
130,900    MetLife, Inc.                                  4,146,912
                                                       ------------
                                                         13,076,959
                                                       ------------

           HEALTHCARE  8.8%
60,700     HCA Inc.                                       2,339,378
64,400     Schering-Plough Corp.                          2,306,164
                                                       ------------
                                                          4,645,542
                                                       ------------

           RETAIL  4.6%
58,300     Target Corp.                                   2,393,215
                                                       ------------

See notes to financial statements.
* Non-income producing.

SELECT EQUITY PORTFOLIO

December 31, 2001

--------------------------------------------------------------------------------
 NUMBER
 OF SHARES                                                  VALUE
--------------------------------------------------------------------------------

           TECHNOLOGY  4.5%
25,700     Electronic Data Systems Corp.              $   1,761,735
51,400     Solectron Corp.*                                 579,792
                                                       ------------
                                                          2,341,527
                                                       ------------

           UTILITIES  4.2%
50,800     American Electric Power Co., Inc.              2,211,324
                                                       ------------

           TOTAL COMMON STOCKS
              (cost $47,203,939)                         51,995,135
                                                       ------------

--------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT  6.8%

            Variable Rate Demand Deposit  6.8%
$3,597,183    UMB Bank Money Market Fiduciary             3,597,183
                                                       ------------

           Total Short-Term Investment
              (cost $3,597,183)                           3,597,183
                                                       ------------

           Total Investments  105.7%
              (cost $50,801,122)                         55,592,318

           Liabilities, less Cash and
              Other Assets  (5.7)%                       (3,002,323)
                                                       ------------

           NET ASSETS  100.0%                           $52,589,995
                                                       ============

See notes to financial statements.
* Non-income producing.

EURO SELECT EQUITY PORTFOLIO

Investment Highlights

December 31, 2001

FUND DESCRIPTION

The Euro Select Equity Portfolio invests primarily in equity securities, predominantly American Depositary Receipts ("ADRs"), of established European companies with market capitalizations of at least $2 billion. The Portfolio will typically hold between 15 and 25 securities.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2001
                                                           SINCE
                                                          INCEPTION
                                     1 YEAR    3 YEAR    (12/31/97)
--------------------------------------------------------------------
EURO SELECT EQUITY PORTFOLIO         (8.95)%    1.88%       7.74%

GROWTH OF $10,000

                    ICAP EURO              MORGAN STANLEY
                  SELECT EQUITY        CAPITAL INTERNATIONAL
DATE                PORTFOLIO              EUROPE INDEX
----             -------------          --------------------

12/31/97            10,000                 10,000
12/31/98            12,740                 12,853
12/31/99            15,546                 14,896
12/31/00            14,798                 13,646
12/31/01            13,473                 10,930

This chart assumes an initial gross investment of $10,000 made on 12/31/97. Returns shown include the reinvestment of all dividends and are net of fees and expenses. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

A direct investment in this Index is not possible.

EURO SELECT EQUITY PORTFOLIO

Schedule of Investments by Sector

December 31, 2001

--------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
--------------------------------------------------------------------------------

           COMMON STOCKS  97.8%

           BASIC INDUSTRIES  3.4%
20,600     UPM-Kymmene Corp. ADR                        $   688,040
                                                       ------------

           COMMUNICATIONS  8.2%
105,700    Hellenic Telecommunications Organization SA ADR  805,434
33,200     Vodafone Group plc ADR                           852,576
                                                       ------------
                                                          1,658,010
                                                       ------------

           CONSUMER DURABLES  3.8%
21,900     Bayerische Motoren Werke AG                      763,409
                                                       ------------

           CONSUMER SERVICES  20.5%
41,400     Groupe Bruxelles Lambert SA                    2,176,716
89,900     Liberty Media Corp.*                           1,258,600
39,100     Orient-Express Hotels Ltd., Class A*             707,710
                                                       ------------
                                                          4,143,026
                                                       ------------

           CONSUMER STAPLES  15.7%
36,600     Diageo plc ADR                                 1,693,482
27,700     Nestle SA ADR                                  1,476,510
                                                       ------------
                                                          3,169,992
                                                       ------------

           ENERGY  7.6%
32,950     BP plc ADR                                     1,532,505
                                                       ------------

           FINANCIAL  16.7%
 26,100    Barclays plc                                     864,176
 51,400    Danske Bank ADR                                  824,821
 35,000    Fortis ADR                                       906,839
  7,800    Swiss Re                                         784,557
                                                       ------------
                                                          3,380,393
                                                       ------------

           HEALTHCARE  12.7%
 18,000    GlaxoSmithKline plc ADR                          896,760
 23,800    Novartis AG ADR                                  868,700
 11,350    Roche Holding Ltd. ADR                           810,079
                                                       ------------
                                                          2,575,539
                                                       ------------

           TECHNOLOGY  4.3%
 29,966    Philips Electronics NV                           872,310
                                                       ------------

See notes to financial statements.
* Non-income producing.

EURO SELECT EQUITY PORTFOLIO

December 31, 2001

--------------------------------------------------------------------------------
 NUMBER
OF SHARES                                                     VALUE
--------------------------------------------------------------------------------

           UTILITIES  4.9%
31,200     Suez ADR*                                 $      983,736
                                                       ------------

           TOTAL COMMON STOCKS
              (cost $18,628,658)                         19,766,960
                                                       ------------

PRINCIPAL
 AMOUNT
---------

           SHORT-TERM INVESTMENT  5.6%

$1,122,827 VARIABLE RATE DEMAND DEPOSIT  5.6%
           UMB Bank Money Market Fiduciary                1,122,827
                                                       ------------

           TOTAL SHORT-TERM INVESTMENT
              (cost $1,122,827)                           1,122,827
                                                       ------------

           TOTAL INVESTMENTS  103.4%
              (cost $19,751,485)                         20,889,787

           Liabilities, less Cash and
              Other Assets (3.4)%                          (686,646)
                                                       ------------

           NET ASSETS  100.0%                           $20,203,141
                                                       ============

--------------------------------------------------------------------------------
  EURO SELECT EQUITY PORTFOLIO COUNTRY COMPOSITION AS OF DECEMBER 31, 2001:

           Country                           %
----------------------------------------------------------------
           United Kingdom                   33.0
           Switzerland                      19.9
           Belgium                          15.6
           United States                     6.4
           France                            5.0
           Netherlands                       4.4
           Denmark                           4.2
           Greece                            4.1
           Germany                           3.9
           Finland                           3.5
----------------------------------------------------------------
           TOTAL                           100.0%
----------------------------------------------------------------

See notes to financial statements.
* Non-income producing.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2001

----------------------------------------------------------------------------------------------------------------
                                                                                                          EURO
                                               DISCRETIONARY                            SELECT           SELECT
                                                  EQUITY                 EQUITY          EQUITY          EQUITY
                                                PORTFOLIO              PORTFOLIO        PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------

ASSETS:
Investments, at cost                        $  76,068,601           $ 1,046,071,733    $50,801,122   $  19,751,485
                                            =============           ===============    ===========   =============

Investments, at value                       $  91,497,498           $ 1,220,227,732    $55,592,318   $  20,889,787
Cash                                                3,206                    43,229          3,106              --
Receivable for investments sold                      --                   2,772,722        534,740              --
Receivable for fund shares sold                        85                   748,071         82,086           6,400
Receivable from Adviser                              --                        --             --             6,734
Dividends and interest receivable                  53,785                 1,130,412         10,857           7,504
Tax reclaim receivable                             24,691                    82,903           --            26,692
Prepaid expenses                                    8,666                     9,925         10,542          10,543
                                            -------------            --------------    -----------   -------------
     Total Assets                              91,587,931             1,225,014,994     56,233,649      20,947,660
                                            -------------            --------------    -----------   -------------

LIABILITIES:
Payable for investments purchased                 172,114                31,994,596      2,340,681         383,261
Payable for fund shares redeemed                1,407,966                 1,210,322      1,250,293         326,108
Accrued investment advisory fee                    39,277                   727,594         14,950              --
Accrued expenses                                   40,363                   107,298         37,198          35,150
Distributions payable                               1,727                    68,658            532              --
                                            -------------            --------------    -----------   -------------
     Total Liabilities                          1,661,447                34,108,468      3,643,654         744,519
                                            -------------            --------------    -----------   -------------

NET ASSETS                                  $  89,926,484           $ 1,190,906,526    $52,589,995   $  20,203,141
                                            =============           ===============    ===========   =============

NET ASSETS CONSIST OF:
Capital stock                               $      31,073           $       276,917    $    18,456   $       9,317
Paid-in-capital in excess of par               75,341,746             1,023,036,317     49,493,861      20,277,005
Accumulated net realized loss
  on investments and foreign
  currency transactions                          (875,232)               (6,562,707)    (1,713,518)     (1,221,483)
Net unrealized appreciation
  on investments                               15,428,897               174,155,999      4,791,196       1,138,302
                                            -------------            --------------    -----------   -------------

NET ASSETS                                  $  89,926,484           $ 1,190,906,526    $52,589,995   $  20,203,141
                                            =============           ===============    ===========   =============

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                    100,000,000               100,000,000    100,000,000     100,000,000
Issued and outstanding                          3,107,251                27,691,702      1,845,551         931,654

NET ASSET VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE                $       28.94           $         43.01    $     28.50   $       21.69
                                            =============           ===============    ===========   =============

See notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2001

--------------------------------------------------------------------------------------------------------------------
                                                                                                              EURO
                                                DISCRETIONARY                               SELECT           SELECT
                                                   EQUITY               EQUITY              EQUITY           EQUITY
                                                 PORTFOLIO            PORTFOLIO           PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends(1)                                   $  1,943,338           $ 17,337,523           $565,169    $   383,765
Interest                                            105,657                916,509             50,771         31,736
                                               ------------           ------------        -----------    -----------
Total investment income                           2,048,995             18,254,032            615,940        415,501
                                               ------------           ------------        -----------    -----------

EXPENSES:
Investment advisory fees                            993,856              8,754,394            369,090        235,416
Fund administration and accounting fees             142,071                373,860             78,410         58,625
Shareholder servicing                                23,100                 63,579             19,860         18,685
Federal and state registration fees                  20,708                 38,149             19,944         16,476
Custody fees                                         20,614                 84,311             10,580         25,195
Audit fees                                           17,689                 17,689             17,688         17,683
Directors' fees and expenses                         15,122                 15,122             15,121         15,122
Legal fees                                            8,552                  8,552              8,710         12,735
Reports to shareholders                               5,912                 23,071              6,281          6,188
Other                                                 4,673                  8,291              3,195          3,523
                                               ------------           ------------        -----------    -----------

Total expenses before waivers
  and reimbursements                              1,252,297              9,387,018            548,879        409,648
Waivers and reimbursements
  of expenses by Adviser                           (258,441)              (632,624)          (179,789)      (174,232)
                                               ------------           ------------        -----------    -----------

Net expenses                                        993,856              8,754,394            369,090        235,416
                                               ------------           ------------        -----------    -----------

NET INVESTMENT INCOME                             1,055,139              9,499,638            246,850        180,085
                                               ------------           ------------        -----------    -----------

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments           3,416,171              2,667,045         (1,152,186)      (856,326)
Net realized gain on investments as a result
  of shareholder in-kind redemption               4,323,826                     --                 --            --
Change in net unrealized appreciation
  on investments                                (13,612,000)           (18,486,561)           119,221     (2,243,342)
                                               ------------           ------------        -----------    -----------

Net loss on investments                          (5,872,003)           (15,819,516)        (1,032,965)    (3,099,668)
                                               ------------           ------------        -----------    -----------

NET DECREASE IN
NET ASSETS RESULTING
FROM OPERATIONS                                $ (4,816,864)          $ (6,319,878)         $(786,115)   $(2,919,583)
                                               ============           ============        ===========    ============

(1) Net of $12,340, $104,464, $9,427 and $76,070 in foreign withholding taxes, respectively.

See notes to financial statements.

DISCRETIONARY EQUITY PORTFOLIO

Statements of Changes in Net Assets

------------------------------------------------------------------------------------
                                                   YEAR ENDED         YEAR ENDED
                                               DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                             $   1,055,139    $   2,299,850
Net realized gain on investments                      3,416,171       20,663,697
Net realized gain on investments as a result of
  shareholder in-kind redemption                      4,323,826             --
Change in net unrealized appreciation
  on investments                                    (13,612,000)     (12,320,046)
                                                  -------------    -------------

Net increase (decrease) in net assets resulting
  from operations                                    (4,816,864)      10,643,501
                                                  -------------    -------------

DISTRIBUTIONS PAID FROM:
Net investment income                                (1,087,905)      (2,297,078)
Net realized gain on investments                     (1,551,483)     (22,091,557)
                                                  -------------    -------------

Net decrease in net assets resulting
  from distributions paid                            (2,639,388)     (24,388,635)
                                                  -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                          14,580,829
                                                                      25,019,387
Reinvested distributions                              2,636,402       24,198,420
Shares redeemed                                     (67,721,568)
                                                                    (109,696,628)
                                                  -------------    -------------
Net decrease in net assets
  resulting from capital share transactions         (50,504,337)     (60,478,821)
                                                  -------------    -------------

TOTAL DECREASE IN NET ASSETS                        (57,960,589)     (74,223,955)

NET ASSETS:
Beginning of year                                   147,887,073      222,111,028
                                                  -------------    -------------
End of year                                       $  89,926,484    $ 147,887,073
                                                  =============    =============

TRANSACTIONS IN SHARES:
Shares sold                                             497,806          761,352
Reinvested distributions                                 91,298          816,959
Shares redeemed                                      (2,329,697)      (3,322,512)
                                                  -------------    -------------
Net decrease                                         (1,740,593)      (1,744,201)
                                                  =============    =============

See notes to financial statements.

EQUITY PORTFOLIO

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------
                                                     YEAR ENDED         YEAR ENDED
                                                 DECEMBER 31, 2001  DECEMBER 31, 2000
-------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                             $     9,499,638    $    11,203,294
Net realized gain on investments                        2,667,045         37,412,601
Change in net unrealized appreciation
  on investments                                      (18,486,561)        24,951,583
                                                  ---------------    ---------------

Net increase (decrease) in net assets resulting
  from operations                                      (6,319,878)        73,567,478
                                                  ---------------    ---------------

DISTRIBUTIONS PAID FROM:
Net investment income                                  (9,663,700)       (11,157,255)
Net realized gain on investments                             --          (53,577,824)
                                                   ---------------    ---------------

Net decrease in net assets resulting
  from distributions paid                              (9,663,700)       (64,735,079)
                                                  ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                           316,728,090        362,236,566
Reinvested distributions                                9,248,721         62,675,096
Shares redeemed                                      (169,237,385)     (343,120,497)
                                                  ---------------    ---------------

Net increase in net assets resulting from
  capital share transactions                          156,739,426         81,791,165
                                                  ---------------    ---------------

TOTAL INCREASE IN NET ASSETS                          140,755,848         90,623,564

NET ASSETS:
Beginning of year                                   1,050,150,678        959,527,114
                                                  ---------------    ---------------
End of year                                       $ 1,190,906,526    $ 1,050,150,678
                                                  ===============     ===============

TRANSACTIONS IN SHARES:
Shares sold                                             7,415,303          8,374,403
Reinvested distributions                                  222,004          1,443,657
Shares redeemed                                        (3,995,965)       (8,011,057)
                                                  ---------------    ---------------

Net increase                                            3,641,342          1,807,003
                                                  ===============     ===============

See notes to financial statements.

SELECT EQUITY PORTFOLIO

Statements of Changes in Net Assets

------------------------------------------------------------------------------------
                                              YEAR ENDED              YEAR ENDED
                                          DECEMBER 31, 2001       DECEMBER 31, 2000
------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                       $    246,850             $    348,254
Net realized gain (loss) on investments       (1,152,186)               1,295,793
Change in net unrealized appreciation
  on investments                                 119,221                1,066,108
                                            ------------             ------------
Net increase (decrease) in net assets
  resulting from operations                     (786,115)               2,710,155
                                            ------------             ------------

DISTRIBUTIONS PAID FROM:
Net investment income                           (251,526)                (343,579)
Net realized gain on investments                (524,503)                (908,935)
                                            ------------             ------------

Net decrease in net assets resulting
  from distributions paid                       (776,029)              (1,252,514)
                                            ------------             ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                   26,567,597               17,369,321
Reinvested distributions                         768,052                1,252,015
Shares redeemed                              (11,422,707)             (5,661,091)
                                            ------------             ------------

Net increase in net assets resulting from
  capital share transactions                  15,912,942               12,960,245
                                            ------------             ------------


TOTAL INCREASE IN NET ASSETS                  14,350,798               14,417,886

NET ASSETS:
Beginning of year                             38,239,197               23,821,311
                                            ------------             ------------

End of year                                 $ 52,589,995             $ 38,239,197
                                            ============             ============

TRANSACTIONS IN SHARES:
Shares sold                                      931,008                  601,785
Reinvested distributions                          27,099                   42,851
Shares redeemed                                 (408,798)                (202,047)
                                            ------------             ------------
Net increase                                     549,309                  442,589
                                            ============             ============

See notes to financial statements.

EURO SELECT EQUITY PORTFOLIO

Statements of Changes in Net Assets


-----------------------------------------------------------------------------------------
                                                        YEAR ENDED        YEAR ENDED
                                                    DECEMBER 31, 2001  DECEMBER 31, 2000
-----------------------------------------------------------------------------------------

OPERATIONS:
Net investment income                                  $    180,085    $    494,354
Net realized gain (loss) on investments                    (856,326)        599,246
Change in net unrealized appreciation
  on investments                                         (2,243,342)     (2,655,557)
                                                       ------------    ------------
Net decrease in net assets resulting
  from operations                                        (2,919,583)     (1,561,957)
                                                       ------------    ------------

DISTRIBUTIONS PAID FROM:
Net investment income                                      (210,194)       (470,178)
Net realized gain on investments                           (134,031)     (2,483,021)
Return of capital                                           (29,860)             --
                                                       ------------    ------------

Net decrease in net assets resulting
  from distributions paid                                  (374,085)     (2,953,199)
                                                       ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                              25,716,511      28,253,153
Reinvested distributions                                    372,651       2,938,059
Shares redeemed                                         (36,001,172)    (25,134,344)
                                                       ------------    ------------
Net increase (decrease) in net assets resulting from
  capital share transactions                             (9,912,010)      6,056,868
                                                       ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                 (13,205,678)      1,541,712

NET ASSETS:
Beginning of year                                        33,408,819      31,867,107
                                                       ------------    ------------
End of year                                            $ 20,203,141    $ 33,408,819
                                                       ============    ============

TRANSACTIONS IN SHARES:
Shares sold                                               1,182,316       1,129,278
Reinvested distributions                                     17,147         117,020
Shares redeemed                                          (1,649,022)     (1,006,703)
                                                       ------------    ------------
Net increase (decrease)                                    (449,559)        239,595
                                                       ============    ============

See notes to financial statements.

DISCRETIONARY EQUITY PORTFOLIO
Financial Highlights


                                                                                     YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)                     2001          2000            1999         1998            1997
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                               $30.51        $33.69          $32.01      $ 30.34          $29.55

Income from investment operations:
  Net investment income                                            0.26          0.41            0.46         0.52            0.48
  Net realized and unrealized gain (loss)
   on investments                                                 (1.07)         2.11            4.26         2.57            7.80
                                                                 -----         ------          ------       ------          ------

  Total income (loss) from investment
   operations                                                     (0.81)         2.52            4.72         3.09            8.28
                                                                 -----         ------          ------       ------          ------

Less distributions:
  From net investment income                                      (0.26)        (0.41)          (0.46)       (0.52)          (0.48)
  In excess of book net investment income                            --            --              --           --           (0.01)
  From net realized gain on investments                           (0.50)        (5.29)          (2.58)       (0.90)          (7.00)
                                                                  -----         ------          ------       ------          ------
   Total distributions                                            (0.76)        (5.70)          (3.04)       (1.42)          (7.49)
                                                                  -----         ------          ------       ------          ------

NET ASSET VALUE, END OF YEAR                                     $28.94        $30.51          $33.69       $32.01          $30.34
                                                                =======        ======          ======       ======          ======
TOTAL RETURN                                                    (2.63)%         8.32%          14.85%       10.17%          28.60%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (in thousands)                        $89,926      $147,887        $222,111     $205,369        $157,137
  Ratio of expenses to average net assets:
   Before expense reimbursement                                   1.01%         0.96%           0.95%        0.98%           1.02%
   After expense reimbursement                                    0.80%         0.80%           0.80%        0.80%           0.80%
  Ratio of net investment income to average net assets:
   Before expense reimbursement                                   0.64%         1.03%           1.16%        1.47%           1.15%
   After expense reimbursement                                    0.85%         1.19%           1.31%        1.65%           1.37%
  Portfolio turnover rate                                          106%          132%            137%         129%            131%

See notes to financial statements.

EQUITY PORTFOLIO

Financial Highlights

                                                                                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)                        2001        2000       1999        1998         1997
--------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                                  $43.66      $43.14     $38.63      $35.12       $31.16

Income from investment operations:
  Net investment income                                               0.36        0.48       0.51        0.50         0.37
  Net realized and unrealized gain (loss)
   on investments                                                    (0.64)       2.87       5.75        3.51         8.57
                                                                    ------      ------     ------       -----       ------

  Total income (loss) from investment
   operations                                                        (0.28)       3.35       6.26        4.01         8.94
                                                                    ------      ------     ------       -----       ------

Less distributions:
  From net investment income                                         (0.37)      (0.48)     (0.51)      (0.50)       (0.37)
  In excess of book net investment income                               --          --         --          --        (0.01)
  From net realized gain on investments                                 --       (2.35)     (1.24)    --             (4.59)
  In excess of book net realized gain on investments                    --          --         --          --        (0.01)
                                                                    ------      ------     ------       -----       ------
   Total distributions                                               (0.37)      (2.83)     (1.75)      (0.50)       (4.98)
                                                                    ------      ------     ------       -----       ------

NET ASSET VALUE, END OF YEAR                                        $43.01      $43.66     $43.14      $38.63       $35.12
                                                                    =====       ======     ======      ======       ======

TOTAL RETURN                                                       (0.61)%       7.86%     16.28%      11.42%       29.08%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (in thousands)                        $1,190,907  $1,050,151   $959,527    $717,267     $371,402
  Ratio of expenses to average net assets:
   Before expense reimbursement                                      0.86%       0.86%      0.87%       0.91%        0.97%
   After expense reimbursement                                       0.80%       0.80%      0.80%       0.80%        0.80%
  Ratio of net investment income to average net assets:
   Before expense reimbursement                                      0.81%       1.07%      1.15%       1.28%        0.89%
   After expense reimbursement                                       0.87%       1.13%      1.22%       1.39%        1.06%
  Portfolio turnover rate                                              87%        116%       118%        133%         121%

See notes to financial statements.

SELECT EQUITY PORTFOLIO

Financial Highlights

                                                                                 YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)                     2001           2000           1999        1998(1)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                               $29.50         $27.91         $22.77        $20.00

Income from investment operations:
  Net investment income                                            0.15           0.32           0.38          0.28
  Net realized and unrealized gain (loss)
   on investments                                                 (0.62)          2.31           5.78          2.78
                                                                 ------         ------         ------        ------
   Total income (loss) from investment
     operations                                                   (0.47)          2.63           6.16          3.06
                                                                 ------         ------         ------        ------

Less distributions:
  From net investment income                                      (0.16)         (0.32)         (0.39)        (0.29)
  From net realized gain on investments                           (0.37)         (0.72)         (0.63)           --
                                                                 ------         ------         ------        ------
   Total distributions                                            (0.53)         (1.04)         (1.02)        (0.29)
                                                                 ------         ------         ------        ------

NET ASSET VALUE, END OF YEAR                                     $28.50         $29.50         $27.91        $22.77
                                                                 ======         ======         ======        ======

TOTAL RETURN                                                    (1.59)%          9.49%         27.17%        15.33%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (in thousands)                        $52,590        $38,239        $23,821        $9,581
  Ratio of expenses to average net assets:
   Before expense reimbursement                                   1.19%          1.35%          1.53%         3.34%
   After expense reimbursement                                    0.80%          0.80%          0.80%         0.80%
  Ratio of net investment income to average net assets:
   Before expense reimbursement                                   0.15%          0.69%          0.90%        (0.72)%
   After expense reimbursement                                    0.54%          1.24%          1.63%         1.82%
  Portfolio turnover rate                                          309%           400%           375%          250%

(1) Commencement of operations after the close of business on December 31, 1997.

See notes to financial statements.

EURO SELECT EQUITY PORTFOLIO

Financial Highlights

                                                                                YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the year)                      2001         2000         1999         1998(1)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR                               $24.19         $27.91      $24.32         $20.00

Income from investment operations:
  Net investment income                                            0.18           0.38        0.45           0.35
  Net realized and unrealized gain (loss)
   on investments                                                 (2.35)         (1.69)       4.80           5.07
                                                                  -----         ------       -----         ------

   Total income (loss) from investment
     operations                                                   (2.17)         (1.31)       5.25           5.42
                                                                  -----         ------       -----         ------

Less distributions:
  From net investment income                                      (0.20)         (0.37)      (0.44)         (0.37)
  From net realized gain on investments                           (0.10)         (2.04)      (1.22)
                                                                                                            (0.73)
  From return of capital                                          (0.03)            --          --             --
                                                                  -----         ------       -----         ------

   Total distributions                                            (0.33)         (2.41)      (1.66)         (1.10)
                                                                  -----         ------       -----         ------

NET ASSET VALUE, END OF YEAR                                     $21.69         $24.19      $27.91          $24.32
                                                                 ======         ======      ======          ======

TOTAL RETURN                                                    (8.95)%        (4.81)%      22.03%          27.40%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of year (in thousands)                        $20,203         $33,409     $31,867        $28,034
  Ratio of expenses to average net assets:
   Before expense reimbursement                                    1.65%          1.51%       1.61%          1.67%
   After expense reimbursement                                     0.95%          1.00%       1.00%          1.00%
  Ratio of net investment income to average net assets:
   Before expense reimbursement                                    0.02%          1.02%       1.10%          1.02%
   After expense reimbursement                                     0.72%          1.53%       1.71%          1.69%
  Portfolio turnover rate                                           267%           370%        245%           272%

(1) Commencement of operations after the close of business on December 31, 1997.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001

ORGANIZATION
ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. ICAP is comprised of four portfolios, the Discretionary Equity Portfolio, the Equity Portfolio, the Select Equity Portfolio and the Euro Select Equity Portfolio (the "Portfolios"), the first two of which are diversified portfolios and the last two of which are non-diversified portfolios. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Portfolios. The Discretionary Equity and Equity Portfolios commenced operations after the close of business on December 31, 1994 and the Select Equity and Euro Select Equity Portfolios commenced operations after the close of business on December 31, 1997.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

a) Investment Valuation - Common stocks and other equity-type securities are valued at the last sales price on a recognized U.S. or foreign securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a recognized U.S. or foreign securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

b) Foreign Currency Translations - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

c) Federal Income and Excise Taxes - It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Portfolio. Therefore, no federal income or excise tax provision is recorded.

d) Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

e) Short-Term Investments - The Portfolios maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Portfolios' Adviser.

f) Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g) Other - Investment transactions are accounted for on the trade date. The Portfolios determine the gain or loss realized from the investment transactions by comparing the identified original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Any non-cash dividends are recognized as investment income at the fair value of the property received.

INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Portfolios for the year ended December 31, 2001, are summarized below:

--------------------------------------------------------------------------------
              DISCRETIONARY                           SELECT        EURO SELECT
                  EQUITY             EQUITY            EQUITY          EQUITY
                PORTFOLIO          PORTFOLIO         PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------

Purchases     $126,029,346       $1,067,342,036     $154,330,569   $63,180,108
Sales         $176,102,907         $921,440,522     $137,779,448   $73,109,969

There were no purchases or sales of U.S. government obligations.

AFFILIATED TRANSACTIONS
On July 31, 2001, the Discretionary Equity Portfolio made an in-kind redemption of shares in the amount of $17,447,264 to an affiliated shareholder of the Portfolio. The in-kind redemption was effected at approximately the affiliated shareholder's proportionate share of the Portfolio's net assets on that day and did not result in the dilution of the interests of the Portfolio's remaining shareholders.

FEDERAL INCOME TAX INFORMATION
At December 31, 2001, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

-----------------------------------------------------------------------------------------------------
                              DISCRETIONARY                               SELECT        EURO SELECT
                                 EQUITY                EQUITY             EQUITY           EQUITY
                                PORTFOLIO             PORTFOLIO          PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------

Cost of Investments            $76,943,835          $1,050,213,261     $51,695,924       $19,793,808
                               ===========          =============      ===========       ===========
Gross Unrealized Appreciation  $15,456,066         $   194,059,233    $  4,836,311      $  1,503,663
Gross Unrealized Depreciation     (902,403)            (24,044,762)       (939,917)         (407,684)
                               -----------         ---------------    ------------      ------------
Net Unrealized Appreciation
    on Investments             $14,553,663           $ 170,014,471    $  3,896,394        $1,095,979
                               ===========          =============      ===========       ===========

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.


At December 31, 2001, accumulated capital loss carryforwards were as follows:


------------------------------------------------------------------------------------
                               DISCRETIONARY                  SELECT     EURO SELECT
                                  EQUITY         EQUITY       EQUITY        EQUITY
                                 PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------

Undistributed Ordinary Income         --             --            --             --
Capital Loss Carryforward             --        $60,689      $818,716     $1,161,521

All capital loss carryforwards expire in the year 2009. To the extent that a Portfolio realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

At December 31, 2001, the Equity and Euro Select Equity Portfolios had realized capital losses from transactions between November 1, 2001 and December 31, 2001 of $2,360,490 and $17,639, respectively, which for tax purposes are deferred and will be recognized in 2002.

The tax components of dividends paid during the year was as follows:

------------------------------------------------------------------------------------
                           DISCRETIONARY                     SELECT     EURO SELECT
                              EQUITY           EQUITY        EQUITY        EQUITY
                            PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------

Ordinary Income              $1,087,905      $9,663,700     $776,029      $344,225
Long-Term Capital Gains      $1,551,483              --           --           --
Return of Capital                    --              --           --    $   29,860

For the year ended December 31, 2001, 100% of dividends paid from net investment income, including net short-term capital gains, qualifies for the dividends received deduction available to corporate shareholders of the Discretionary Equity, Equity, and Select Equity Portfolios (unaudited).

INVESTMENT ADVISORY AGREEMENT
The Portfolios each pay the Adviser an annual management fee of 0.80% of the Portfolio's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as renewed April 30, 2001, and amended on September 1, 2001, between the Adviser and the Portfolios, the Adviser agreed to waive its management fee and/or reimburse each Portfolio's operating expense to the extent necessary to ensure that the Portfolios' expenses would not exceed 0.80% of its average net assets. The term of this expense cap agreement is 12 months. Prior to September 1, 2001, the Euro Select Equity Portfolio paid the Adviser an annual management fee of 1.00% of average net assets. Since inception of the Portfolios, the Adviser has voluntarily reimbursed each Portfolio's operating expenses to the extent necessary to ensure that the Portfolios would not exceed 0.80% of its average net assets and, prior to September 1, 2001, that the Euro Select Equity Portfolio would not exceed 1.00% of its average net assets.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS
AND SHAREHOLDERS OF ICAP FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments by sector, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Discretionary Equity Portfolio, Equity Portfolio, Select Equity Portfolio and Euro Select Equity Portfolio (constituting the ICAP Funds, Inc., hereafter referred to as the "Funds") at December 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 25, 2002

                        This page intentionally left blank.

DIRECTORS AND OFFICERS


                                                                                            Number of
                                                                                            Portfolios   Other
                                       Term of Office    Principal                         in Complex    Directorships
                          Position(s)   and Length of    Occupation(s)                      Overseen     Held
  Name, Address, and Age  Held with Fund Time Served     During Past 5 Years                by Director  by Director
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT DIRECTORS:
----------------------------------------------------------------------------------------------------------------------

  Dr. James A. Gentry       Director  Served as          Professor of Finance, College             4       None
  The University of Illinois          Director since     of Commerce and Business
  419 Wohlers Hall                    December 1994      Administration at the University
  1206 South 6th Street                                  of Illinois, Urbana-Champaign
  Champaign, Illinois 61820
  Age: 71
----------------------------------------------------------------------------------------------------------------------

  Joseph Andrew Hays        Director  Served as          Principal in the consulting          4       None
  Tribune Tower                       Director since     firm, The Hays Group,
  435 North Michigan Avenue           July 1995          Chicago-- Consultants to
  Suite 2600                                             Management since January 1996;
  Chicago, Illinois 60611                                Vice President for Corporate
  Age: 71                                                Affairs, Tribune Company from
                                                         April 1983 to December 1995
----------------------------------------------------------------------------------------------------------------------

  Harold W. Nations         Director  Served as          Partner with the law firm of         4       None
  227 West Monroe Street              Director since     McDermott, Will & Emery
  Chicago, Illinois 60606             December 1994      since June 2000; Partner  with the
  Age: 47                                                law firm of Holleb & Coff
                                                         from September 1997 to May 2000;
                                                         Partner with the law firm of Shefsky
                                                         & Froelich Ltd. from March 1991 to
                                                         September 1997
----------------------------------------------------------------------------------------------------------------------
  INTERESTED DIRECTORS*:
----------------------------------------------------------------------------------------------------------------------

  Robert H. Lyon             President Served as         President, Chief Investment          4       None
  225 West Wacker Drive      and       President and     Officer and Director of
  Suite 2400                 Director  Director since    Institutional Capital
  Chicago, Illinois 60606              December 1994     Corporation ("ICAP"), the
  Age: 51                                                Portfolios' Adviser
----------------------------------------------------------------------------------------------------------------------

  Pamela H. Conroy          Vice        Served as Vice     Senior Vice President                4       None
  225 West Wacker Drive     President,  President,         and Director of ICAP
  Suite 2400                Treasurer   Treasurer and
  Chicago, Illinois 60606   and         Director since
  Age: 40                   Director    December 1994
----------------------------------------------------------------------------------------------------------------------

  Donald D. Niemann         Vice        Served as Vice     Executive Vice President               4       None
  225 West Wacker Drive     President,  President and      and Director of ICAP
  Suite 2400                Secretary   Secretary since
  Chicago, Illinois 60606   and         December 1994
  Age: 58                   Director    and as Director
                                        since July 1995
----------------------------------------------------------------------------------------------------------------------

  Gary S. Maurer            Director    Served as          Executive Vice President               4       None
  225 West Wacker Drive                 Director since     and Director of ICAP
  Suite 2400                            December 1994
  Chicago, Illinois 60606
  Age: 54
----------------------------------------------------------------------------------------------------------------------


*Each of the Interested Directors serves as director and officer of ICAP. Additional information about the Portfolios' directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling (888) 221-ICAP (4227).

INVESTMENT ADVISER

Institutional Capital Corporation
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606-1229
www.icapfunds.com

CUSTODIAN

UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106

DIVIDEND - DISBURSING
AND TRANSFER AGENT

Sunstone Financial Group, Inc.
P.O. Box 2160
Milwaukee, Wisconsin 53201-2160

ADMINISTRATOR AND FUND ACCOUNTANT

Sunstone Financial Group, Inc.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233-2301

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1500
Milwaukee, Wisconsin 53202-9845

LEGAL COUNSEL

Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202-3590

 This Annual Report is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
ICAP
Institutional Capital /R

ICAP Funds
225 West Wacker Drive, Suite 2400
Chicago, IL 60606
(888) 221-ICAP (4227)
www.icapfunds.com

(C) Copyright 2002 Institutional Capital Corporation
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------




                                                                     70-0202-14M
--------------------------------------------------------------------------------
                                                                     IC-408-0202
--------------------------------------------------------------------------------